First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                                                   EXHIBIT 99.08
                                                   [FIRST USA LOGO APPEARS HERE]


                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6

                _______________________________________________

                Monthly Period:                     09/01/96 to
                                                    09/30/96
                Distribution Date;                  10/15/96
                Transfer Date:                      10/11/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                       Class A                    $4.71250000
                                       Class B                     4.89777783
                                       Collateral Inv. Amt.        5.10017357
                                                            -----------------
                                       Total (weighted avg.)      $4.76330980

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                       Class A                     $4.71250000
                                       Class B                      4.89777783
                                       Collateral Inv. Amt.         5.10017357
                                                             -----------------
                                       Total (weighted avg.)       $4.76330980
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-6
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                    $0.00000000
                                       Class B                     0.00000000
                                       Collateral Inv. Amt.        0.00000000
                                                            -----------------
                                       Total                      $0.00000000
                                                            =================

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                 $73,135,497.44
                                       Class B                   5,697,717.88
                                       Collateral Inv. Amt.      8,758,383.19
                                                            -----------------
                                       Total                   $87,591,598.51
                                                            =================

    2.  Allocation of Finance Charge Receivables.
        ----------------------------------------

        The aggregate amount of Allocations of Finance
        Charge Receivables processed during the Monthly
        Period which were allocated in respect of the Certificates

                                       Class A                  $9,985,146.79
                                       Class B                     777,243.83
                                       Collateral Inv. Amt.      1,195,821.18
                                                            -----------------
                                       Total                   $11,958,211.80
                                                            =================

    3.  Principal Receivables/Investor Percentages
        --------------------------------------------

        (a)  The aggregate amount of Principal Receivables
             in the Trust as of the  last day of the
             Monthly Period
                                                           $17,053,055,117.78

        (b)  Invested Amount as of the last day
             of the Monthly Period.

                                       Class A                $750,000,000.00
                                       Class B                  58,380,000.00
                                       Collateral Inv. Amt.     89,820,000.00
                                                            -----------------
                                       Total                  $898,200,000.00
                                                            =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-6
Page 3

        (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                       Class A                            4.398%
                                       Class B                            0.342%
                                       Collateral Inv. Amt.               0.527%
                                                               -----------------
                                       Total                              5.267%

        (d)  During the Amortization Period: The Invested
             Amount as of _______ (the last day of the Revolving Period)

                                       Class A                              N.A.
                                       Class B                              N.A.
                                       Collateral Inv. Amt.                 N.A.
                                                               -----------------
                                       Total                                N.A.

        (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                       Class A                              N.A.
                                       Class B                              N.A.
                                       Collateral Inv. Amt.                 N.A.
                                                               -----------------
                                       Total                                N.A.


    4.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the        Aggregate
        Accounts which were delinquent as of the end of the         Account
        day on the last day of the Monthly Period                   Balance
                                                               -----------------

        (a)      35 - 64 days                                    $334,889,318.40
        (b)      65 - 94 days                                     197,308,239.82
        (c)      95 - 124 days                                    139,981,378.10
        (d)      125 - 154 days                                   124,751,619.01
        (e)      155 - 184 days                                    99,164,564.36
        (f)      185 or more days                                  81,101,689.97
                                                               -----------------
                                                 Total           $977,196,809.66
                                                               =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-6
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted Principal
             Receivables written off as uncollectible during the Monthly Period allocable to the Invested
             Amount (the aggregate "Investor Default
             Amount")

                                       Class A                     $3,219,848.07
                                       Class B                        250,632.97
                                       Collateral Inv. Amt.           385,609.00
                                                               -----------------
                                       Total                       $3,856,090.04
                                                               =================

        (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                       Class A                             $4.29
                                       Class B                              4.29
                                       Collateral Inv. Amt.                 4.29
                                                               -----------------
                                       Total                               $4.29
                                                               =================

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Class A Investor Charge-
             Offs and the reductions in the Class B Invested
             Amount and the Collateral Invested Amount

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                               -----------------
                                       Total                               $0.00
                                                               =================

        (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each certificateholder's investment)

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                               -----------------
                                       Total                               $0.00
                                                               =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-6
Page 5


        (c)  The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================

        (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================

    7.  Investor Servicing Fee.
        -----------------------

        (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                       Class A                    $937,500.00
                                       Class B                     $72,975.00
                                Remaining Servicing Fee           $112,275.00
                                                            -----------------
                                       Total                    $1,122,750.00
                                                            =================

        (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                       Class A                    $1.25000000
                                       Class B                     1.25000000
                                Remaining Servicing Fee            1.25000000
                                                            -----------------
                                       Total                      $1.25000000
                                                            =================

    8.  Reallocated Principal Collections
        ---------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest
        Shortfalls, Investor Default Amounts or Investor
        Charge-Offs for the prior month.

                                       Class B                          $0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-6
Page 6

    9.  Collateral Invested Amount
        --------------------------

        (a)  The amount of the Collateral Invested Amount as
             of the close of business on the related Distribution
             Date after giving effect to withdrawals, deposits
             and payments to be made in respect of the preceding
             month                                                $89,820,000.00


        (b)  The Required Collateral Invested Amount as of the
             close of business on the related Distribution Date
             after giving effect to withdrawals, deposits and
             payments to be made in respect of the preceding
             month                                                $89,820,000.00



   10.  The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                       Class A                     1.00000000
                                       Class B                     1.00000000
                                                            -----------------
                                       Total (weighted avg.)       1.00000000


   11.  The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period             10.82%

   12.  The Base Rate
        -------------

        The Base Rate for the related Monthly Period                    7.87%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                              FIRST USA BANK
                              as Servicer


                              By:  /s/ W. Todd Peterson
                                 ---------------------------------
                                 W. Todd Peterson
                                 Vice President